                                                                  EXHIBIT 10.27


                            FOURTH AMENDMENT TO LEASE


     THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is made as of
May 31, 1995, between MENLO OAKS PARTNERS, L.P., a Delaware limited partnership ("Landlord"), and NETWORK GENERAL CORPORATION, a Delaware corporation ("Tenant").

     THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

               Landlord and Tenant previously entered into that certain Menlo Oaks Corporate Center Standard Business Lease dated as of March 11, 1992, as amended by (i) that certain First Amendment to Lease dated as of June 18, 1992,
(ii) that certain Second Amendment to Lease dated as of March 18, 1993 and (iii) that certain Third Amendment to Lease (the "Third Amendment") dated as of February 1, 1995 (as amended, the "Lease"), pursuant to which Landlord leased to Tenant approximately 52,722 rentable square feet of space (the "Existing Premises") in Landlord's building (the "4500 Bohannon Building") located at 4500 Bohannon Drive, Menlo Park, California, as more particularly described in the Lease. The capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings given to such terms in the Lease.

               Pursuant to the Third Amendment, Landlord granted to Tenant a Right of First Offer to lease certain additional space located on the second floor of the 4500 Bohannon Building, which additional space includes the Expansion Space (defined below).

               Tenant exercised its Right of First Offer to lease the Expansion Space and, in connection therewith, Landlord and Tenant are further amending the Lease to, among other things, expand the size of the Existing Premises, increase the Base Rent due under the Lease and increase Tenant's Share of Operating Expenses and Impositions.


     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. EXPANSION OF EXISTING PREMISES. As of June 1, 1995 (the "Expansion Date"), the Existing Premises shall be increased in size to include approximately 3,944 square feet of additional space (the "Expansion Space") located on the second floor of the 4500 Bohannon Building as more particularly shown on EXHIBIT A attached hereto. From and after the Expansion Date, the term "Premises" shall include both the Existing Premises and the Expansion Space for all purposes under the Lease.

     2. BASE RENT. As of the Expansion Date, the monthly Base Rent due under the Lease shall be increased by Eight Thousand Three Hundred Twenty-One and 84/100 Dollars ($8,321.84), as set forth below.


                   PERIOD                 MONTHLY BASE RENT
                   ------                 -----------------

April 1, 1995                                $109,259.84
through May 31, 1995
June 1, 1995                                 $117,581.68
through June 30, 1997



     3. TENANT'S SHARE. As of the Expansion Date, Tenant's Share of Operating Expenses and Impositions shall be increased to ninety percent (90%).

     4. SECURITY DEPOSIT. Upon execution of this Amendment by Tenant, Tenant shall deliver to Landlord the amount of Six Thousand Two Hundred Thirty-One and 52/100 Dollars ($6,231.52) as an additional security deposit (the "Additional Security Deposit") to secure Tenant's obligations under the Lease. Landlord's use, retention and return of the Additional Security Deposit shall be governed by Article 4.6 of the Lease.

     5. ENTIRE AGREEMENT. This Amendment represents the entire understanding between Landlord and Tenant concerning the subject matter hereof, and there are no understandings or agreements between them relating to the Lease, the Existing Premises or the Expansion Space not set forth in writing and signed by the parties hereto. No party hereto has relied upon any representation, warranty or understanding not set forth herein, either oral or written, as an inducement to enter into this Amendment.

     6. CONTINUING OBLIGATIONS. Except as expressly set forth to the contrary in this Amendment, the Lease remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         "LANDLORD"

                         MENLO OAKS PARTNERS, L.P., a
                         Delaware limited partnership

                         By: AM LIMITED PARTNERS, a California limited partnership, as a General Partner

                              By:  AMAROK MENLO, INC., a California
                                   corporation, as a General Partner


                                   By:  /s/  J. Marty Brill, Jr.
                                        ------------------------
                                             J. Marty Brill, Jr.,
                                             President


                         "TENANT"

                         NETWORK GENERAL CORPORATION, a Delaware corporation



                         By:    /s/  James T. Richardson
                                ----------------------------
                         Name:  James T. Richardson
                                ----------------------------
                         Its:   Senior Vice President/Chief Financial Officer
                                ---------------------------------------------



                         By:    /s/  Leslie G. Denend
                                ----------------------
                         Name:  Leslie G. Denend
                                ----------------------
                         Its:   President
                                ----------------------

                                    EXHIBIT A

                                 EXPANSION SPACE

                                [To be attached]